Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2010 Financial Results

•            Diluted Earnings Per Share $0.91

•            Net Income for the Quarter $44.1 Million

•            Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 25, 2010) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.91 for the third quarter of 2010, up $0.15 or 20 percent from diluted earnings per share of $0.76 in the same quarter last year.  Net income for the third quarter of 2010 was $44.1 million compared to net income of $36.5 million in the third quarter of 2009.  The return on average assets for the third quarter of 2010 was 1.37 percent compared to 1.21 percent during the same quarter last year.  The return on average equity for the third quarter of 2010 was 16.64 percent compared to 16.44 percent for the third quarter of 2009.

Average total deposits increased to $9.6 billion during the third quarter of 2010 compared to average deposits of $9.4 billion in the second quarter of 2010.  Shareholders’ equity increased to $1.04 billion at the end of the quarter.  The allowance for loan and lease losses was unchanged at $147.4 million, representing 2.77 percent of outstanding loans and leases.

“Bank of Hawaii Corporation had good results for the third quarter of 2010,” said Peter S. Ho, Chairman, CEO, and President.  “We were able to increase our capital, maintain our profitability, and our Board affirmed our dividend.  During the quarter, we repurchased 208.5 thousand shares of common stock at a total cost of $9.8 million.    The Hawaii economy remains stable and we are pleased with our year-to-date financial results, including our improved credit quality.  We are hopeful that our loan balances will begin to stabilize in the near future although we remain cautious about revenue headwinds resulting from financial reform legislation, the possibility of lower interest rates, and the ability to generate sustained future loan growth.”

For the nine months ended September 30, 2010, net income was $143.4 million compared to net income of $103.5 million for the same period last year.  Diluted earnings per share were $2.96 for the nine-month period in 2010, up from $2.16 for the same period in 2009.  The year-to-date return on average assets was 1.52 percent compared to 1.19 percent for the same period in 2009.  The year-to-date return on average equity was 19.28 percent, up from 16.24 percent for the nine months ended September 30, 2009.

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Results for the nine months ended September 30, 2010 included $42.8 million in net gains on investment securities, interest recoveries of $2.8 million, a net gain of $2.9 million on the sale of the Company’s Pacific Capital Funds, and a gain of $0.9 million from a contingent payment received in the third quarter of 2010 related to the sale of the Company’s retail insurance brokerage business in 2009.  These gains were partially offset by $5.2 million in early termination costs related to prepayment of $75.0 million in debt (securities sold under agreements to repurchase), a $3.7 million increase in the allowance for loan and lease losses, and $3.3 million for employee cash grants for the purchase of Company stock.  Results for the same period in 2009 included gains of $13.7 million from the disposition of leased equipment and the sale of the Company’s retail insurance brokerage business.  These gains were offset by increases in the allowance for loan and lease losses, an industry-wide FDIC special assessment, expenses for legal contingencies, an impairment of a leveraged lease residual value, and early debt retirement.  Details of these items are included in Table 2.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2010 was $98.8 million, down $5.3 million from net interest income of $104.2 million in the second quarter of 2010, and down $10.4 million from net interest income of $109.2 million in the third quarter of 2009.  The decrease compared to the previous quarter was largely due to lower interest rates and lower loan balances.  For the nine months ended September 30, 2010, net interest income, on a taxable-equivalent basis, was $310.9 million compared to $309.7 million for the same period in 2009.  Analyses of the changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 3.27 percent for the third quarter of 2010, a decrease of 24 basis points from 3.51 percent in the second quarter of 2010, and a 58 basis point decrease from 3.85 percent in the third quarter of 2009.   For the nine months ended September 30, 2010, the net interest margin was 3.50 percent compared to 3.78 percent for the same nine months in 2009.  The decrease in the net interest margin was largely the result of lower interest rates, a change in the balance sheet mix due to the higher percentage of investment securities compared with loans, and the Company’s strategy to maintain a lower risk investment portfolio.

Results for the third quarter of 2010 included a provision for credit losses of $13.4 million compared with $15.9 million in the second quarter of 2010 and $27.5 million in the third quarter of 2009.  The provision for credit losses equaled net charge-offs in the third quarter of 2010.  The provision for credit losses exceeded net charge-offs by $1.0 million in the second quarter of 2010 and $5.2 million in the third quarter of 2009.

Noninterest income was $63.1 million for the third quarter of 2010, a decrease of $5.7 million compared to $68.9 million in the second quarter of 2010, and up $6.3 million from $56.8 million in the third quarter of 2009.  Noninterest income in the third quarter of 2010 included net securities gains of $7.9 million, $3.8 million related to the previously mentioned Pacific Capital Funds and insurance business sales, and a loss of $1.4 million related to the disposition of a leveraged lease.  Noninterest income in the second quarter of 2010 included net securities gains of $15.0 million and a gain of $1.2 million related to the disposition of leased equipment.

Noninterest expense was $89.9 million in the third quarter of 2010, up $4.0 million from $85.9 million in the previous quarter, and up $5.9 million from $84.0 million in the same quarter last year.  Noninterest expense in the third quarter of 2010 included $5.2 million for the early termination of debt (securities sold under agreements to repurchase).  Noninterest expense in the second quarter of 2010 included $3.3 million for the previously mentioned employee cash grants.  An analysis of salary and benefit expenses is included in Table 8.

2

The efficiency ratio for the third quarter of 2010 was 55.57 percent, compared with an efficiency ratio of 49.72 percent in the previous quarter and 50.69 percent in the same quarter last year.  The efficiency ratio for the nine-month period ended September 30, 2010 was 50.10 percent compared with 52.74 percent for the same period last year.

The effective tax rate for the third quarter of 2010 was 24.68 percent, compared to 34.37 percent in the previous quarter, and 32.71 percent during the third quarter last year.  Taxes in the third quarter of 2010 included a $4.4 million net credit related to the disposition of two leveraged leases.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

Overall credit quality reflected the slowly improving Hawaii economy during the third quarter of 2010.  Non-performing assets were $45.2 million at September 30, 2010, up from $43.2 million at June 30, 2010, and down from $48.5 million at September 30, 2009.  As a percentage of total loans and leases, including loans held for sale and foreclosed real estate, non-performing assets were 0.85 percent at September 30, 2010.  Non-performing assets remain at elevated levels primarily due to the lengthy resolution process on residential mortgages.  Non-accrual loans and leases declined to $39.3 million at September 30, 2010, representing 0.74 percent of total loans and leases.  Accruing loans and leases past due 90 days or more decreased to $10.5 million during the third quarter.  More information on non-performing assets and accruing loans and leases past due 90 days is presented in Table 10.

Net charge-offs during the third quarter of 2010 were $13.4 million or 0.99 percent annualized of total average loans and leases, down from $14.9 million in the second quarter of 2010, and down from $22.3 million in the third quarter last year.  Net charge-offs for the nine months ended September 30, 2010 were $46.3 million, or 1.12 percent annualized of total average loans and leases, down from $61.9 million, or 1.33 percent annualized of total average loans and leases for the same period last year.

The allowance for loan and lease losses was $147.4 million at September 30, 2010, unchanged from June 30, 2010, and up from $142.7 million at September 30, 2009.  The ratio of the allowance for loan and lease losses to total loans and leases increased to 2.77 percent at September 30, 2010.  The reserve for unfunded commitments at September 30, 2010 was unchanged at $5.4 million.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $12.72 billion at September 30, 2010, down slightly from total assets of $12.86 billion at June 30, 2010, and up from $12.21 billion at September 30, 2009.  Average total assets were $12.80 billion during the third quarter of 2010, up from average assets of $12.60 billion during the previous quarter, and up from $11.99 billion during the third quarter last year.

3

Total loans and leases were $5.31 billion at September 30, 2010, down from $5.44 billion at June 30, 2010, and down from $5.93 billion at September 30, 2009 primarily due to lower demand.  Loan and lease portfolio balances, including the higher risk loans outstanding, are summarized in Table 9.

Deposit generation remained strong during the third quarter of 2010.  Total deposits were $9.60 billion at September 30, 2010, up from $9.32 billion at June 30, 2010, and up from $9.25 billion at September 30, 2009.  The increase in deposits was widespread among deposit categories.  Average total deposits were $9.58 billion in the third quarter of 2010, up from average deposits of $9.39 billion during the previous quarter, and up from $9.13 billion during the third quarter last year.  Deposit balances are summarized in Tables 6a, 6b, and 9.

As a result of strong deposits and weak loan demand, the investment securities portfolio increased to $6.36 billion at September 30, 2010, up from $6.13 billion at June 30, 2010, and up from $5.02 billion at September 30, 2009.

During the third quarter of 2010, the Company repurchased 208.5 thousand shares of common stock at a total cost of $9.8 million under its share repurchase program.  The average cost was $46.93 per share repurchased.  From October 1, 2010 through October 22, 2010, the Company repurchased an additional 65.5 thousand shares of common stock at an average cost of $45.68 per share.  From the beginning of the share repurchase program initiated during July 2001 through September 30, 2010, the Company has repurchased 45.8 million shares and returned over $1.6 billion to shareholders at an average cost of $35.47 per share.  Remaining buyback authority under the share repurchase program was $75.6 million at September 30, 2010.

Total shareholders’ equity increased to $1.04 billion at September 30, 2010, compared to $1.01 billion at June 30, 2010, and $902.8 million at September 30, 2009.  The ratio of tangible common equity to risk-weighted assets was 19.50 percent at September 30, 2010, up from 18.57 percent at June 30, 2010, and up from 14.56 percent at September 30, 2009.  At September 30, 2010, the Tier 1 leverage ratio increased to 7.15 percent, up from to 7.09 percent at June 30, 2010, and 6.65 percent at September 30, 2009.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2010 to shareholders of record at the close of business on November 30, 2010.

Hawaii Economy

Hawaii’s economy continued to recover during the third quarter of 2010 due to a stronger visitor industry.  During April through July, total visitor arrivals increased 8.4 percent compared with the same period last year and were widespread among counties.  Hotel occupancy improved to 74 percent and visitor spending is trending upward.  Overall, state job growth in July 2010 was 1.0 percent as visitor industry gains offset declines in other sectors.  Construction continues to be the industry most impacted with 9.3 percent fewer jobs in July compared with the previous year.  The September statewide unemployment rate declined slightly to 6.3 percent on a seasonally adjusted basis.  Home prices and sales remained fairly strong during the quarter.  More information on Hawaii economic trends is presented in Table 14.

4

Conference Call Information

The Company will review its third quarter 2010 financial results today at 8:00 a.m. Hawaii Time.  The conference call will be accessible via teleconference and the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  Conference call participants in the United States should dial 866-543-6405.  International participants should dial 617-213-8897.  Use the pass code “Bank of Hawaii” to access the call.  A replay will be available for one week beginning Monday, October 25, 2010 by dialing 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 44496791 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2010	2010	2009	2010	2009
For the Period:
Operating Results
Net Interest Income	$98,626	$103,928	$108,887	$310,207	$308,800
Provision for Credit Losses	13,359	15,939	27,500	50,009	81,077
Total Noninterest Income	63,125	68,874	56,800	203,781	186,997
Total Noninterest Expense	89,890	85,918	83,987	257,514	261,504
Net Income	44,064	46,564	36,471	143,364	103,517
Basic Earnings Per Share	0.91	0.97	0.76	2.98	2.17
Diluted Earnings Per Share	0.91	0.96	0.76	2.96	2.16
Dividends Declared Per Share	0.45	0.45	0.45	1.35	1.35

Performance Ratios
Return on Average Assets	1.37%	1.48%	1.21%	1.52%	1.19%
Return on Average Shareholders’ Equity	16.64	19.01	16.44	19.28	16.24
Efficiency Ratio [1]	55.57	49.72	50.69	50.10	52.74
Operating Leverage [2]	(17.29)	(11.10)	11.77	9.47	(7.21)
Net Interest Margin [3]	3.27	3.51	3.85	3.50	3.78
Dividend Payout Ratio [4]	49.45	46.39	59.21	45.30	62.21
Average Shareholders’ Equity to Average Assets	8.21	7.79	7.34	7.90	7.34

Average Balances
Average Loans and Leases	$5,368,177	$5,522,423	$6,034,956	$5,524,672	$6,245,117
Average Assets	12,797,219	12,603,233	11,988,995	12,594,282	11,616,237
Average Deposits	9,576,936	9,387,621	9,131,064	9,452,406	9,036,247
Average Shareholders’ Equity	1,050,535	982,233	880,003	994,319	852,347

Market Price Per Share of Common Stock
Closing	$44.92	$48.35	$41.54	$44.92	$41.54
High	51.60	54.10	42.92	54.10	45.24
Low	43.77	45.00	33.65	41.60	25.33

	September 30,	June 30,	December 31,	September 30,
	2010	2010	2009	2009
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,312,054	$5,440,911	$5,759,785	$5,931,358
Total Assets	12,716,603	12,855,845	12,414,827	12,208,025
Total Deposits	9,602,462	9,324,659	9,409,676	9,250,100
Long-Term Debt	40,292	40,300	90,317	91,424
Total Shareholders’ Equity	1,039,561	1,013,011	895,973	902,799

Asset Quality
Allowance for Loan and Lease Losses	$147,358	$147,358	$143,658	$142,658
Non-Performing Assets [5]	45,174	43,241	48,331	48,536

Financial Ratios
Allowance to Loans and Leases Outstanding	2.77%	2.71%	2.49%	2.41%
Tier 1 Capital Ratio [6]	17.71	16.92	14.84	13.39
Total Capital Ratio [7]	18.98	18.19	16.11	14.66
Leverage Ratio [8]	7.15	7.09	6.76	6.65
Tangible Common Equity to Total Assets [9]	7.93	7.63	6.96	7.11
Tangible Common Equity to Risk-Weighted Assets [9]	19.50	18.57	15.45	14.56

Non-Financial Data
Full-Time Equivalent Employees	2,428	2,427	2,418	2,474
Branches and Offices	83	83	83	85
ATMs	492	487	485	485

1  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

2  Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes.  Measures are presented on a linked quarter basis.

3  Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

4  Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

5  Excluded from non-performing assets are contractually binding non-accrual loans held for sale of $4.2 million and $7.7 million as of December 31, 2009 and September 30, 2009, respectively.

6  Tier 1 Capital Ratio as of December 31, 2009 and September 30, 2009 was revised from 14.88% and 13.43%, respectively.

7  Total Capital Ratio as of December 31, 2009 and September 30, 2009 was revised from 16.15% and 14.70%, respectively.

8  Leverage Ratio as of December 31, 2009 and September 30, 2009 was revised from 6.78% and 6.67%, respectively.

9  Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets.  Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2010	2010	2009	2010	2009
Cash Basis Interest Recoveries	$—	$—	$—	$2,832	$—
Leveraged Lease Residual Value Impairment	—	—	(968)	—	(968)
Investment Securities Gains, Net	7,877	14,951	—	42,849	—
Gain on Mutual Fund Sale	2,852	—	—	2,852	—
Gains (Losses) on Disposal of Leased Equipment	(1,449)	1,189	—	(260)	12,818
Gain on Sale of Insurance Subsidiary	904	—	—	904	852
Increase in Allowance for Loan and Lease Losses	—	(1,000)	(5,242)	(3,700)	(19,160)
Cash Grants for the Purchase of Company Stock	—	(3,250)	—	(3,250)	—
FDIC Special Assessment	—	—	—	—	(5,744)
REPO Early Termination Expense	(5,189)	—	—	(5,189)	—
Legal Contingencies	—	—	(800)	—	(2,300)
Market Premium on Repurchased Long-Term Privately Placed Debt	—	—	—	—	(875)
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	4,995	11,890	(7,010)	37,038	(15,377)
Income Tax Impact Related to Lease Transactions	(4,003)	462	(373)	(3,541)	3,213
Income Tax Impact	2,256	3,745	(2,115)	13,055	(9,529)
Net Significant Income (Expense) Items	$6,742	$7,683	$(4,522)	$27,524	$(9,061)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2010	2010	2009	2010	2009
Interest Income
Interest and Fees on Loans and Leases	$70,198	$71,997	$79,530	$219,466	$249,464
Income on Investment Securities
Trading	—	—	—	—	594
Available-for-Sale	40,775	44,989	46,419	129,605	116,875
Held-to-Maturity	1,553	1,700	2,179	5,116	7,115
Deposits	5	3	3	21	18
Funds Sold	211	396	320	916	1,423
Other	278	277	277	832	829
Total Interest Income	113,020	119,362	128,728	355,956	376,318
Interest Expense
Deposits	7,041	7,930	12,235	23,278	43,741
Securities Sold Under Agreements to Repurchase	6,670	6,472	6,394	19,571	19,523
Funds Purchased	10	6	5	23	15
Long-Term Debt	673	1,026	1,207	2,877	4,239
Total Interest Expense	14,394	15,434	19,841	45,749	67,518
Net Interest Income	98,626	103,928	108,887	310,207	308,800
Provision for Credit Losses	13,359	15,939	27,500	50,009	81,077
Net Interest Income After Provision for Credit Losses	85,267	87,989	81,387	260,198	227,723
Noninterest Income
Trust and Asset Management	10,534	11,457	10,915	33,699	34,428
Mortgage Banking	6,811	3,752	4,656	14,027	18,777
Service Charges on Deposit Accounts	12,737	14,856	14,014	41,407	40,310
Fees, Exchange, and Other Service Charges	15,500	15,806	14,801	45,810	45,187
Investment Securities Gains (Losses), Net	7,877	14,951	(5)	42,849	63
Insurance	2,646	2,291	7,304	7,652	17,689
Other	7,020	5,761	5,115	18,337	30,543
Total Noninterest Income	63,125	68,874	56,800	203,781	186,997
Noninterest Expense
Salaries and Benefits	46,840	47,500	46,387	138,904	137,595
Net Occupancy	10,186	10,154	10,350	30,484	30,686
Net Equipment	4,545	4,366	4,502	13,469	13,320
Professional Fees	905	2,091	2,642	4,988	9,196
FDIC Insurance	3,159	3,107	3,290	9,366	14,091
Other	24,255	18,700	16,816	60,303	56,616
Total Noninterest Expense	89,890	85,918	83,987	257,514	261,504
Income Before Provision for Income Taxes	58,502	70,945	54,200	206,465	153,216
Provision for Income Taxes	14,438	24,381	17,729	63,101	49,699
Net Income	$44,064	$46,564	$36,471	$143,364	$103,517
Basic Earnings Per Share	$0.91	$0.97	$0.76	$2.98	$2.17
Diluted Earnings Per Share	$0.91	$0.96	$0.76	$2.96	$2.16
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.35	$1.35
Basic Weighted Average Shares	48,189,358	48,080,485	47,745,375	48,062,385	47,665,146
Diluted Weighted Average Shares	48,462,154	48,415,602	48,045,873	48,386,647	47,930,271

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 4

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2010	2010	2009	2009
Assets
Interest-Bearing Deposits	$2,641	$4,062	$8,755	$5,863
Funds Sold	174,288	355,891	291,546	401,200
Investment Securities
Available-for-Sale	6,213,949	5,980,759	5,330,834	4,827,588
Held-to-Maturity (Fair Value of $148,631; $161,441; $186,668; and $201,118)	141,192	153,190	181,018	194,444
Loans Held for Sale	18,765	13,179	16,544	19,346
Loans and Leases	5,312,054	5,440,911	5,759,785	5,931,358
Allowance for Loan and Lease Losses	(147,358)	(147,358)	(143,658)	(142,658)
Net Loans and Leases	5,164,696	5,293,553	5,616,127	5,788,700
Total Earning Assets	11,715,531	11,800,634	11,444,824	11,237,141
Cash and Noninterest-Bearing Deposits	267,597	343,514	254,766	291,480
Premises and Equipment	108,855	108,394	110,976	110,173
Customers’ Acceptances	1,087	412	1,386	950
Accrued Interest Receivable	40,606	41,420	45,334	43,047
Foreclosed Real Estate	5,910	3,192	3,132	201
Mortgage Servicing Rights	24,316	25,646	25,970	25,437
Goodwill	31,517	31,517	31,517	34,959
Other Assets	521,184	501,116	496,922	464,637
Total Assets	$12,716,603	$12,855,845	$12,414,827	$12,208,025

Liabilities
Deposits
Noninterest-Bearing Demand	$2,290,033	$2,214,803	$2,252,083	$2,055,872
Interest-Bearing Demand	1,814,934	1,615,464	1,609,413	1,588,705
Savings	4,423,095	4,423,473	4,405,969	4,365,257
Time	1,074,400	1,070,919	1,142,211	1,240,266
Total Deposits	9,602,462	9,324,659	9,409,676	9,250,100
Funds Purchased	9,832	9,832	8,888	8,670
Short-Term Borrowings	7,100	7,000	6,900	7,200
Securities Sold Under Agreements to Repurchase	1,616,243	2,081,393	1,618,717	1,524,755
Long-Term Debt	40,292	40,300	90,317	91,424
Banker’s Acceptances	1,087	412	1,386	950
Retirement Benefits Payable	35,461	35,669	37,435	43,918
Accrued Interest Payable	6,492	5,078	7,026	9,740
Taxes Payable and Deferred Taxes	219,525	228,660	229,140	254,375
Other Liabilities	138,548	109,831	109,369	114,094
Total Liabilities	11,677,042	11,842,834	11,518,854	11,305,226
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 30, 2010 - 57,115,287 / 48,265,014; June 30, 2010 - 57,100,287 / 48,264,157; December 31, 2009 - 57,028,239 / 48,018,943; and September 30, 2009 - 57,028,554 / 47,937,543)	570	570	569	569
Capital Surplus	499,437	497,082	494,318	492,346
Accumulated Other Comprehensive Income	66,953	61,220	6,925	37,307
Retained Earnings	914,901	895,565	843,521	825,709
Treasury Stock, at Cost (Shares: September 30, 2010 - 8,850,273; June 30, 2010 - 8,836,130; December 31, 2009 - 9,009,296; and September 30, 2009 - 9,091,011)	(442,300)	(441,426)	(449,360)	(453,132)
Total Shareholders’ Equity	1,039,561	1,013,011	895,973	902,799
Total Liabilities and Shareholders’ Equity	$12,716,603	$12,855,845	$12,414,827	$12,208,025

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 5

				Accum.
				Other
				Comprehensive
		Common	Capital	Income	Retained	Treasury	Comprehensive
(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Stock	Income
Balance as of December 31, 2009	$895,973	$569	$494,318	$6,925	$843,521	$(449,360)
Comprehensive Income:
Net Income	143,364	—	—	—	143,364	—	$143,364
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	58,886	—	—	58,886	—	—	58,886
Amortization of Net Losses Related to Defined Benefit Plans	1,142	—	—	1,142	—	—	1,142
Total Comprehensive Income							$203,392
Share-Based Compensation	2,703	—	2,703	—	—	—
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (522,542 shares)	15,716	1	2,416	—	(6,850)	20,149
Common Stock Repurchased (276,471 shares)	(13,089)	—	—	—	—	(13,089)
Cash Dividends Paid	(65,134)	—	—	—	(65,134)	—
Balance as of September 30, 2010	$1,039,561	$570	$499,437	$66,953	$914,901	$(442,300)

Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	103,517	—	—	—	103,517	—	$103,517
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	65,121	—	—	65,121	—	—	65,121
Amortization of Net Losses Related to Defined Benefit Plans	1,074	—	—	1,074	—	—	1,074
Total Comprehensive Income							$169,712
Share-Based Compensation	1,700	—	1,700	—	—	—
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (209,847 shares)	6,202	1	(1,869)	—	(1,101)	9,171
Common Stock Repurchased (25,675 shares)	(888)	—	—	—	—	(888)
Cash Dividends Paid	(64,631)	—	—	—	(64,631)	—
Balance as of September 30, 2009	$902,799	$569	$492,346	$37,307	$825,709	$(453,132)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2010			June 30, 2010			September 30, 2009
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.4	$—	0.49%	$5.3	$—	0.17%	$5.1	$—	0.28%
Funds Sold	303.4	0.2	0.27	586.8	0.4	0.27	489.7	0.3	0.26
Investment Securities
Available-for-Sale	6,158.5	41.0	2.66	5,531.2	45.2	3.27	4,491.2	46.7	4.16
Held-to-Maturity	148.2	1.6	4.19	160.2	1.7	4.25	202.0	2.2	4.31
Loans Held for Sale	12.7	0.1	4.59	8.5	0.1	4.46	25.2	0.2	2.95
Loans and Leases [1]
Commercial and Industrial	750.6	7.8	4.13	765.5	7.9	4.12	884.4	9.0	4.06
Commercial Mortgage	808.8	10.4	5.10	826.2	10.5	5.10	787.0	10.2	5.14
Construction	87.6	1.1	4.95	100.3	1.3	5.28	140.9	1.4	3.81
Commercial Lease Financing	380.1	2.6	2.79	400.8	3.0	2.95	464.0	3.0	2.56
Residential Mortgage	2,076.0	29.5	5.68	2,109.1	29.9	5.66	2,273.8	33.0	5.81
Home Equity	849.4	10.7	4.99	875.8	10.9	5.01	963.3	12.3	5.08
Automobile	229.1	4.4	7.54	249.4	4.7	7.63	304.5	6.1	7.88
Other [2]	186.6	3.5	7.55	195.3	3.7	7.63	217.1	4.3	7.95
Total Loans and Leases	5,368.2	70.0	5.20	5,522.4	71.9	5.22	6,035.0	79.3	5.24
Other	79.8	0.3	1.39	79.8	0.3	1.39	79.7	0.3	1.39
Total Earning Assets [3]	12,075.2	113.2	3.74	11,894.2	119.6	4.03	11,327.9	129.0	4.54
Cash and Noninterest-Bearing Deposits	227.3			221.0			203.5
Other Assets	494.7			488.0			457.6
Total Assets	$12,797.2			$12,603.2			$11,989.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,770.1	0.2	0.06	$1,659.8	0.3	0.06	$1,625.6	0.2	0.06
Savings	4,460.9	3.5	0.31	4,477.8	4.2	0.38	4,190.2	6.6	0.63
Time	1,075.7	3.3	1.22	1,093.0	3.4	1.24	1,264.7	5.4	1.69
Total Interest-Bearing Deposits	7,306.7	7.0	0.38	7,230.6	7.9	0.44	7,080.5	12.2	0.69
Short-Term Borrowings	26.6	—	0.15	17.7	—	0.13	18.1	—	0.12
Securities Sold Under Agreements to Repurchase	1,706.2	6.7	1.53	1,785.2	6.5	1.44	1,464.3	6.4	1.71
Long-Term Debt	40.3	0.7	6.68	74.4	1.0	5.52	91.4	1.2	5.26
Total Interest-Bearing Liabilities	9,079.8	14.4	0.63	9,107.9	15.4	0.68	8,654.3	19.8	0.91
Net Interest Income		$98.8			$104.2			$109.2
Interest Rate Spread			3.11%			3.35%			3.63%
Net Interest Margin			3.27%			3.51%			3.85%
Noninterest-Bearing Demand Deposits	2,270.2			2,157.0			2,050.5
Other Liabilities	396.7			356.1			404.2
Shareholders’ Equity	1,050.5			982.2			880.0
Total Liabilities and Shareholders’ Equity	$12,797.2			$12,603.2			$11,989.0

[1]	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]

Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $199,000, $237,000, and $329,000 for the three months ended September 30, 2010, June 30, 2010, and Septmeber 30, 2009, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Nine Months Ended			Nine Months Ended
	September 30, 2010			September 30, 2009
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.2	$—	0.54%	$5.0	$—	0.49%
Funds Sold	450.5	0.9	0.27	743.7	1.4	0.25
Investment Securities
Trading	—	—	—	16.1	0.6	4.92
Available-for-Sale	5,646.9	130.3	3.08	3,600.8	117.8	4.36
Held-to-Maturity	160.7	5.1	4.24	218.9	7.1	4.33
Loans Held for Sale	10.0	0.8	10.16	23.7	0.7	3.82
Loans and Leases [1]
Commercial and Industrial	768.1	25.9	4.50	966.1	29.4	4.06
Commercial Mortgage	824.2	31.4	5.10	760.7	29.7	5.23
Construction	98.6	3.7	5.08	146.5	4.4	4.02
Commercial Lease Financing	396.0	9.0	3.03	459.0	10.1	2.95
Residential Mortgage	2,114.9	90.3	5.69	2,356.1	104.0	5.89
Home Equity	878.0	32.9	5.01	996.9	38.0	5.09
Automobile	250.2	14.3	7.64	328.6	19.5	7.93
Other [2]	194.7	11.2	7.65	231.3	13.7	7.90
Total Loans and Leases	5,524.7	218.7	5.29	6,245.2	248.8	5.32
Other	79.8	0.8	1.39	79.7	0.8	1.39
Total Earning Assets [3]	11,877.8	356.6	4.01	10,933.1	377.2	4.60
Cash and Noninterest-Bearing Deposits	226.1			216.8
Other Assets	490.4			466.3
Total Assets	$12,594.3			$11,616.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,697.7	0.8	0.06	$1,806.4	0.9	0.06
Savings	4,457.7	12.2	0.37	3,922.4	22.6	0.77
Time	1,101.5	10.3	1.25	1,364.5	20.3	1.98
Total Interest-Bearing Deposits	7,256.9	23.3	0.43	7,093.3	43.8	0.82
Short-Term Borrowings	24.3	—	0.12	17.7	—	0.11
Securities Sold Under Agreements to Repurchase	1,675.0	19.5	1.54	1,191.2	19.5	2.16
Long-Term Debt	68.2	2.9	5.63	103.4	4.2	5.47
Total Interest-Bearing Liabilities	9,024.4	45.7	0.67	8,405.6	67.5	1.07
Net Interest Income		$310.9			$309.7
Interest Rate Spread			3.34%			3.53%
Net Interest Margin			3.50%			3.78%
Noninterest-Bearing Demand Deposits	2,195.5			1,943.0
Other Liabilities	380.1			415.3
Shareholders’ Equity	994.3			852.3
Total Liabilities and Shareholders’ Equity	$12,594.3			$11,616.2

1  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

3  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $675,000 and $886,000 for the nine months ended September 30, 2010 and 2009, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended September 30, 2010
	Compared to June 30, 2010
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Funds Sold	$(0.2)	$—	$—	$(0.2)
Investment Securities
Available-for-Sale	4.8	(9.0)	—	(4.2)
Held-to-Maturity	(0.1)	—	—	(0.1)
Loans and Leases
Commercial and Industrial	(0.2)	—	0.1	(0.1)
Commercial Mortgage	(0.2)	—	0.1	(0.1)
Construction	(0.1)	(0.1)	—	(0.2)
Commercial Lease Financing	(0.2)	(0.2)	—	(0.4)
Residential Mortgage	(0.5)	0.1	—	(0.4)
Home Equity	(0.3)	—	0.1	(0.2)
Automobile	(0.4)	—	0.1	(0.3)
Other [2]	(0.2)	(0.1)	0.1	(0.2)
Total Loans and Leases	(2.1)	(0.3)	0.5	(1.9)
Total Change in Interest Income	2.4	(9.3)	0.5	(6.4)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	—	—	(0.1)
Savings	—	(0.8)	0.1	(0.7)
Time	—	(0.1)	—	(0.1)
Total Interest-Bearing Deposits	(0.1)	(0.9)	0.1	(0.9)
Securities Sold Under Agreements to Repurchase	(0.3)	0.4	0.1	0.2
Long-Term Debt	(0.5)	0.2	—	(0.3)
Total Change in Interest Expense	(0.9)	(0.3)	0.2	(1.0)

Change in Net Interest Income	$3.3	$(9.0)	$0.3	$(5.4)

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended September 30, 2010
	Compared to September 30, 2009
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$—	$(0.1)
Investment Securities
Available-for-Sale	14.2	(19.9)	(5.7)
Held-to-Maturity	(0.6)	—	(0.6)
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and Industrial	(1.4)	0.2	(1.2)
Commercial Mortgage	0.3	(0.1)	0.2
Construction	(0.6)	0.3	(0.3)
Commercial Lease Financing	(0.7)	0.3	(0.4)
Residential Mortgage	(2.8)	(0.7)	(3.5)
Home Equity	(1.4)	(0.2)	(1.6)
Automobile	(1.4)	(0.3)	(1.7)
Other [2]	(0.6)	(0.2)	(0.8)
Total Loans and Leases	(8.6)	(0.7)	(9.3)
Total Change in Interest Income	4.8	(20.6)	(15.8)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.4	(3.5)	(3.1)
Time	(0.7)	(1.4)	(2.1)
Total Interest-Bearing Deposits	(0.3)	(4.9)	(5.2)
Securities Sold Under Agreements to Repurchase	1.0	(0.7)	0.3
Long-Term Debt	(0.8)	0.3	(0.5)
Total Change in Interest Expense	(0.1)	(5.3)	(5.4)

Change in Net Interest Income	$4.9	$(15.3)	$(10.4)

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Nine Months Ended September 30, 2010
	Compared to September 30, 2009
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.6)	$0.1	$(0.5)
Investment Securities
Trading	(0.3)	(0.3)	(0.6)
Available-for-Sale	53.8	(41.3)	12.5
Held-to-Maturity	(1.9)	(0.1)	(2.0)
Loans Held for Sale	(0.6)	0.7	0.1
Loans and Leases
Commercial and Industrial	(6.4)	2.9	(3.5)
Commercial Mortgage	2.5	(0.8)	1.7
Construction	(1.7)	1.0	(0.7)
Commercial Lease Financing	(1.4)	0.3	(1.1)
Residential Mortgage	(10.3)	(3.4)	(13.7)
Home Equity	(4.5)	(0.6)	(5.1)
Automobile	(4.5)	(0.7)	(5.2)
Other [2]	(2.1)	(0.4)	(2.5)
Total Loans and Leases	(28.4)	(1.7)	(30.1)
Total Change in Interest Income	22.0	(42.6)	(20.6)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	—	(0.1)
Savings	2.7	(13.1)	(10.4)
Time	(3.4)	(6.6)	(10.0)
Total Interest-Bearing Deposits	(0.8)	(19.7)	(20.5)
Securities Sold Under Agreements to Repurchase	6.6	(6.6)	—
Long-Term Debt	(1.5)	0.2	(1.3)
Total Change in Interest Expense	4.3	(26.1)	(21.8)

Change in Net Interest Income	$17.7	$(16.5)	$1.2

1 The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits	Table 8

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2010	2010	2009	2010	2009
Salaries	$30,080	$29,942	$29,988	$89,165	$90,565
Incentive Compensation	3,403	3,447	5,524	10,296	12,223
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	1,045	3,984	595	5,585	1,986
Commission Expense	1,836	1,259	1,523	4,441	5,528
Retirement and Other Benefits	4,178	3,857	3,962	12,144	12,385
Payroll Taxes	2,287	2,331	2,176	8,051	8,020
Medical, Dental, and Life Insurance	2,263	2,481	2,619	7,224	6,519
Separation Expense	1,748	199	—	1,998	369
Total Salaries and Benefits	$46,840	$47,500	$46,387	$138,904	$137,595

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances	Table 9

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2010	2010	2010	2009	2009
Commercial
Commercial and Industrial	$736,385	$758,851	$782,298	$795,167	$845,056
Commercial Mortgage	817,752	816,165	834,086	841,431	777,498
Construction	88,671	88,823	104,349	108,395	137,414
Lease Financing	353,962	399,744	398,939	412,933	458,696
Total Commercial	1,996,770	2,063,583	2,119,672	2,157,926	2,218,664
Consumer
Residential Mortgage	2,073,340	2,087,380	2,138,094	2,190,677	2,246,729
Home Equity	836,990	861,196	892,109	921,571	952,076
Automobile	221,265	238,671	260,472	283,937	299,657
Other [1]	183,689	190,081	199,734	205,674	214,232
Total Consumer	3,315,284	3,377,328	3,490,409	3,601,859	3,712,694
Total Loans and Leases	$5,312,054	$5,440,911	$5,610,081	$5,759,785	$5,931,358

Higher Risk Loans Outstanding

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2010	2010	2010	2009	2009
Residential Home Building [2]	$18,444	$18,993	$29,475	$31,067	$38,592
Residential Land Loans [3]	28,149	30,262	33,514	37,873	43,128
Home Equity Loans [4]	23,957	25,055	24,595	28,076	24,339
Air Transportation [5]	38,611	39,165	39,743	50,426	60,996
Total Higher Risk Loans	$109,161	$113,475	$127,327	$147,442	$167,055

1   Comprised of other revolving credit, installment, and lease financing.

2   Residential home building loans were $39.7 million as of September 30, 2010. Higher risk loans within this segment are defined as those loans with a well-defined weakness or weaknesses that jeopardizes the orderly repayment of the loan.

3   We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.

4   Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.

5   We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2010	2010	2010 [6]	2009 [6]	2009 [6]
Consumer	$4,976,317	$4,925,579	$4,940,576	$4,926,567	$4,776,626
Commercial	4,053,306	4,036,679	4,126,287	4,115,286	4,002,619
Public and Other	572,839	362,401	427,221	367,823	470,855
Total Deposits	$9,602,462	$9,324,659	$9,494,084	$9,409,676	$9,250,100

6     Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2010	2010	2010	2009	2009
Non-Performing Assets [1]
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$1,287	$741	$3,342	$6,646	$9,924
Commercial Mortgage	5,071	3,476	1,662	1,167	1,193
Construction	3,569	5,640	7,297	8,154	15,534
Lease Financing	117	63	73	631	690
Total Commercial	10,044	9,920	12,374	16,598	27,341
Consumer
Residential Mortgage	26,917	27,491	23,214	19,893	16,718
Home Equity	2,303	2,638	2,844	5,153	3,726
Other [2]	—	—	—	550	550
Total Consumer	29,220	30,129	26,058	25,596	20,994
Total Non-Accrual Loans and Leases	39,264	40,049	38,432	42,194	48,335
Non-Accrual Loans Held for Sale	—	—	—	3,005	—
Foreclosed Real Estate	5,910	3,192	3,192	3,132	201
Total Non-Performing Assets	$45,174	$43,241	$41,624	$48,331	$48,536

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$62	$—	$2,192	$623	$137
Construction	—	—	2,170	—	3,005
Lease Financing	—	—	—	120	—
Total Commercial	62	—	4,362	743	3,142
Consumer
Residential Mortgage	8,031	9,019	8,136	8,979	5,951
Home Equity	1,246	2,256	1,608	2,210	1,698
Automobile	348	464	571	875	749
Other [2]	857	1,161	1,345	886	739
Total Consumer	10,482	12,900	11,660	12,950	9,137
Total Accruing Loans and Leases Past Due 90 Days or More	$10,544	$12,900	$16,022	$13,693	$12,279

Total Loans and Leases	$5,312,054	$5,440,911	$5,610,081	$5,759,785	$5,931,358

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.74%	0.74%	0.69%	0.73%	0.81%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.85%	0.79%	0.74%	0.84%	0.82%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	0.75%	0.62%	0.72%	1.03%	1.23%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.91%	0.90%	0.76%	0.72%	0.57%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	1.04%	1.03%	1.02%	1.07%	1.02%

Quarter to Quarter Changes in Non-Performing Assets [1]
Balance at Beginning of Quarter	$43,241	$41,624	$48,331	$48,536	$39,054
Additions	10,606	10,761	9,533	14,874	22,856
Reductions
Payments	(3,432)	(4,414)	(5,689)	(4,128)	(6,899)
Return to Accrual Status	(964)	—	(3,505)	(1,818)	(3,373)
Transfer to Foreclosed Real Estate	(2,070)	—	—	—	—
Sales of Foreclosed Real Estate	(700)	—	—	(38)	(237)
Charge-offs/Write-downs	(1,507)	(4,730)	(7,046)	(9,095)	(2,865)
Total Reductions	(8,673)	(9,144)	(16,240)	(15,079)	(13,374)
Balance at End of Quarter	$45,174	$43,241	$41,624	$48,331	$48,536

[1]	Excluded from non-performing assets were contractually binding non-accrual loans held for sale of $4.2 million and $7.7 million as of December 31, 2009 and September 30, 2009, respectively.
[2]	Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses	Table 11

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2010	2010	2009	2010	2009
Balance at Beginning of Period	$152,777	$151,777	$142,835	$149,077	$128,667
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(7,635)	(3,056)	(4,769)	(14,597)	(23,493)
Commercial Mortgage	—	(1,000)	(2,092)	(1,303)	(2,092)
Construction	—	(1,417)	(5,845)	(2,274)	(5,845)
Lease Financing	(108)	(107)	(120)	(405)	(4,613)
Consumer
Residential Mortgage	(1,325)	(4,377)	(2,430)	(8,957)	(5,071)
Home Equity	(2,871)	(2,886)	(3,614)	(13,193)	(9,233)
Automobile	(1,530)	(1,752)	(2,602)	(5,309)	(7,694)
Other [1]	(2,826)	(2,530)	(3,032)	(8,178)	(10,252)
Total Loans and Leases Charged-Off	(16,295)	(17,125)	(24,504)	(54,216)	(68,293)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	433	367	252	1,658	1,022
Commercial Mortgage	—	—	—	24	—
Lease Financing	28	11	49	40	81
Consumer
Residential Mortgage	696	236	448	1,354	719
Home Equity	333	197	67	630	239
Automobile	822	826	849	2,401	2,311
Other [1]	624	549	581	1,800	2,004
Total Recoveries on Loans and Leases Previously Charged-Off	2,936	2,186	2,246	7,907	6,376
Net Loans and Leases Charged-Off	(13,359)	(14,939)	(22,258)	(46,309)	(61,917)
Provision for Credit Losses	13,359	15,939	27,500	50,009	81,077
Provision for Unfunded Commitments	—	—	—	—	250
Balance at End of Period [2]	$152,777	$152,777	$148,077	$152,777	$148,077

Components
Allowance for Loan and Lease Losses	$147,358	$147,358	$142,658	$147,358	$142,658
Reserve for Unfunded Commitments	5,419	5,419	5,419	5,419	5,419
Total Reserve for Credit Losses	$152,777	$152,777	$148,077	$152,777	$148,077

Average Loans and Leases Outstanding	$5,368,177	$5,522,423	$6,034,956	$5,524,672	$6,245,117

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.99%	1.09%	1.46%	1.12%	1.33%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.77%	2.71%	2.41%	2.77%	2.41%

1   Comprised of other revolving credit, installment, and lease financing.

2   Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2010
Net Interest Income	$46,746	$35,236	$4,043	$12,601	$98,626
Provision for Credit Losses	6,288	7,121	(19)	(31)	13,359
Net Interest Income After Provision for Credit Losses	40,458	28,115	4,062	12,632	85,267
Noninterest Income	28,049	9,745	16,478	8,853	63,125
Noninterest Expense	(43,391)	(23,370)	(13,851)	(9,278)	(89,890)
Income Before Provision for Income Taxes	25,116	14,490	6,689	12,207	58,502
Provision for Income Taxes	(9,293)	(421)	(2,475)	(2,249)	(14,438)
Net Income	15,823	14,069	4,214	9,958	44,064
Total Assets as of September 30, 2010	$3,094,047	$2,251,004	$242,312	$7,129,240	$12,716,603

Three Months Ended September 30, 2009 [1]
Net Interest Income	$53,441	$40,232	$4,275	$10,939	$108,887
Provision for Credit Losses	15,599	11,918	33	(50)	27,500
Net Interest Income After Provision for Credit Losses	37,842	28,314	4,242	10,989	81,387
Noninterest Income	25,095	14,668	14,026	3,011	56,800
Noninterest Expense	(42,380)	(25,072)	(14,952)	(1,583)	(83,987)
Income Before Provision for Income Taxes	20,557	17,910	3,316	12,417	54,200
Provision for Income Taxes	(7,636)	(6,037)	(1,227)	(2,829)	(17,729)
Net Income	12,921	11,873	2,089	9,588	36,471
Total Assets as of September 30, 2009 [1]	$3,441,050	$2,547,978	$253,580	$5,965,417	$12,208,025

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2010
Net Interest Income	$144,311	$112,682	$12,582	$40,632	$310,207
Provision for Credit Losses	31,516	18,468	69	(44)	50,009
Net Interest Income After Provision for Credit Losses	112,795	94,214	12,513	40,676	260,198
Noninterest Income	77,322	31,461	45,814	49,184	203,781
Noninterest Expense	(129,160)	(72,210)	(43,450)	(12,694)	(257,514)
Income Before Provision for Income Taxes	60,957	53,465	14,877	77,166	206,465
Provision for Income Taxes	(22,554)	(14,742)	(5,505)	(20,300)	(63,101)
Net Income	38,403	38,723	9,372	56,866	143,364
Total Assets as of September 30, 2010	$3,094,047	$2,251,004	$242,312	$7,129,240	$12,716,603

Nine Months Ended September 30, 2009 [1]
Net Interest Income	$164,534	$121,328	$12,593	$10,345	$308,800
Provision for Credit Losses	44,921	34,868	1,583	(295)	81,077
Net Interest Income After Provision for Credit Losses	119,613	86,460	11,010	10,640	227,723
Noninterest Income	78,761	55,032	43,086	10,118	186,997
Noninterest Expense	(130,165)	(78,453)	(47,309)	(5,577)	(261,504)
Income Before Provision for Income Taxes	68,209	63,039	6,787	15,181	153,216
Provision for Income Taxes	(25,287)	(26,120)	(2,511)	4,219	(49,699)
Net Income	42,922	36,919	4,276	19,400	103,517
Total Assets as of September 30, 2009 [1]	$3,441,050	$2,547,978	$253,580	$5,965,417	$12,208,025

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 13

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2010	2010	2010	2009	2009
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$70,198	$71,997	$77,271	$77,457	$79,530
Income on Investment Securities
Available-for-Sale	40,775	44,989	43,841	41,369	46,419
Held-to-Maturity	1,553	1,700	1,863	2,018	2,179
Deposits	5	3	13	2	3
Funds Sold	211	396	309	353	320
Other	278	277	277	277	277
Total Interest Income	113,020	119,362	123,574	121,476	128,728
Interest Expense
Deposits	7,041	7,930	8,307	10,317	12,235
Securities Sold Under Agreements to Repurchase	6,670	6,472	6,429	6,411	6,394
Funds Purchased	10	6	7	7	5
Long-Term Debt	673	1,026	1,178	1,207	1,207
Total Interest Expense	14,394	15,434	15,921	17,942	19,841
Net Interest Income	98,626	103,928	107,653	103,534	108,887
Provision for Credit Losses	13,359	15,939	20,711	26,801	27,500
Net Interest Income After Provision for Credit Losses	85,267	87,989	86,942	76,733	81,387
Noninterest Income
Trust and Asset Management	10,534	11,457	11,708	11,746	10,915
Mortgage Banking	6,811	3,752	3,464	4,218	4,656
Service Charges on Deposit Accounts	12,737	14,856	13,814	14,160	14,014
Fees, Exchange, and Other Service Charges	15,500	15,806	14,504	14,935	14,801
Investment Securities Gains (Losses), Net	7,877	14,951	20,021	25,707	(5)
Insurance	2,646	2,291	2,715	2,326	7,304
Other	7,020	5,761	5,556	7,719	5,115
Total Noninterest Income	63,125	68,874	71,782	80,811	56,800
Noninterest Expense
Salaries and Benefits	46,840	47,500	44,564	50,973	46,387
Net Occupancy	10,186	10,154	10,144	10,367	10,350
Net Equipment	4,545	4,366	4,558	4,393	4,502
Professional Fees	905	2,091	1,992	3,243	2,642
FDIC Insurance	3,159	3,107	3,100	3,251	3,290
Other	24,255	18,700	17,348	16,293	16,816
Total Noninterest Expense	89,890	85,918	81,706	88,520	83,987
Income Before Provision for Income Taxes	58,502	70,945	77,018	69,024	54,200
Provision for Income Taxes	14,438	24,381	24,282	28,508	17,729
Net Income	$44,064	$46,564	$52,736	$40,516	$36,471

Basic Earnings Per Share	$0.91	$0.97	$1.10	$0.85	$0.76
Diluted Earnings Per Share	$0.91	$0.96	$1.09	$0.84	$0.76

Balance Sheet Totals
Loans and Leases	$5,312,054	$5,440,911	$5,610,081	$5,759,785	$5,931,358
Total Assets	12,716,603	12,855,845	12,435,670	12,414,827	12,208,025
Total Deposits	9,602,462	9,324,659	9,494,084	9,409,676	9,250,100
Total Shareholders’ Equity	1,039,561	1,013,011	939,372	895,973	902,799

Performance Ratios
Return on Average Assets	1.37%	1.48%	1.73%	1.31%	1.21%
Return on Average Shareholders’ Equity	16.64	19.01	22.54	16.91	16.44
Efficiency Ratio [1]	55.57	49.72	45.54	48.02	50.69
Net Interest Margin [2]	3.27	3.51	3.72	3.57	3.85

1  The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 14

	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2010		December 31, 2009		December 31, 2008
Hawaii Economic Trends
State General Fund Revenues [1]	$2,836.2	7.2%	$4,018.2	(12.8)%	$4,608.6	(1.6)%
General Excise and Use Tax Revenue [1]	$1,596.4	2.1	$2,296.3	(10.6)%	$2,567.8	(2.1)%
Jobs, seasonally adjusted [2]	586.5	0.1	586.1	(3.2)	605.6	(3.5)

	September 30,	December 31,	September 30,	December 31,
(annual percentage, except 2009 and 2010)	2010	2009	2009	2008	2007
Unemployment [3]
Statewide, seasonally adjusted	6.3%	6.8%	7.0%	5.6%	3.0%

Oahu	5.3	5.3	6.2	3.5	2.5
Island of Hawaii	9.5	9.6	10.4	5.5	3.3
Maui	7.9	8.8	9.3	4.5	2.8
Kauai	8.6	8.9	9.2	4.4	2.5

	September 30,
(percentage change, except months of inventory)	2010	2009
Housing Trends (Single Family Oahu) [4]
Median Home Price	4.2%	(8.0)%
Home Sales Volume (units)	20.4%	(12.4)%
Months of Inventory	6.3	8.6

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism [2]

July 31, 2010	598.4	1.5%
June 30, 2010	589.6	1.8
May 31, 2010	579.3	5.0
April 30, 2010	551.7	(2.8)
March 31, 2010	567.7	4.7
February 28, 2010	542.2	(0.6)
January 31, 2010	545.5	1.1
December 31, 2009	539.5	1.5
November 30, 2009	531.5	(0.4)
October 31, 2009	533.6	(3.5)
September 30, 2009	552.8	3.5
August 31, 2009	534.1	(1.0)
July 31, 2009	539.5	5.3
June 30, 2009	512.4	(5.7)
May 31, 2009	543.6	(0.6)
April 30, 2009	546.8	6.7
March 31, 2009	512.7	(4.8)
February 28, 2009	538.4	0.5
January 31, 2009	535.5	2.6

1  Source:  Hawaii Department of Business, Economic Development & Tourism.

2  Source:  University of Hawaii Economic Research Organization.

3  Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

4  Source:  Honolulu Board of REALTORS.

Note:  Certain prior period seasonally adjusted information has been revised.